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                                                                    EXHIBIT 23.5



                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Wachovia Corporation:

We consent to the use of our reports with respect to Central Fidelity National Bank and Central Fidelity Banks, Inc. incorporated herein by reference.


                                             /s/ KPMG LLP



Richmond, Virginia
December 20, 1999